UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2011
Date of Report (Date of earliest event reported)

ZORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52550	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 North Campbell Ave. #110, Tucson, Arizona	85719
(Address of principal executive offices)	(Zip Code)

(520) 989-0032
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 – Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on July 14, 2011, the Board of Directors of Zoro Mining Corp., a Nevada corporation (the "Company") accepted the resignation of Paul Brock as a member of the board of directors of the Company.  Therefore, as of the date of the Current Report, the board of directors of the Company consists of Andrew Brodkey, David Hackman, Harold Gardner, Federico Diaz and Rene Ramirez

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements of Business Acquired.

Not applicable.

(b)Pro Forma Financial Information.

Not applicable.

(c)Shell Company Transaction.

Not applicable.

(d)Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORO MINING CORP.
Date: July 19, 2011	By: Andrew Brodkey Name: Andrew Brodkey Title: President, Chief Executive Officer and a director
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